                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
            Amendment to correct typographical error in Exhibit 16.1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 23, 2003

                            Innovative Designs, Inc.
             (Exact Name of registrant as specified in its Charter)

       Delaware                  333-103746                 03-0465528
(State of Incorporation)     Commission File No.          (IRS Employer
                                                       Identification No.)

         223 North Main Street, Suite 1, Pittsburgh, Pennsylvania 15215
               (Address of principal executive offices) (Zip Code)

                  Registrant's telephone number (412) 799-0350

                             All correspondence to:
                          Brenda Lee Hamilton, Esquire
                        Hamilton, Lehrer and Dargan P.A.
                       2 East Camino Real Suite, Suite 202
                           Boca Raton, Florida 33432
                             561-416-8956 Telephone
                             561-416-2855 Facsimile

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Pursuant to Item 304 of Regulation S-B the Registrant states:

(a) (1) On September 23, 2003, Innovative Designs, Inc. ("the Registrant")
changed accountants from Malone & Bailey, PLLC to Stark Winter Schenkein & Co.,
LLP.
          (i)  The Registrant decided to dismiss Malone & Bailey, PLLC as its independent accountants;
          (ii) Malone & Bailey, PLLC's reports on the financial statements were not subject to an adverse or qualified opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the period from inception (June 25,
               2002) to October 31, 2002 and the interim period through
               September 23, 2003;
          (iii)The decision to change accountants was approved by the
               Registrant's Board of Directors; and
          (iv) (A) During the period from inception (June 25, 2002) to October
               31, 2002 and the interim period to September 23, 2003, there were no disagreements with Malone & Bailey, PLLC related to accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey, PLLC, would have caused
               Malone & Bailey, PLLC to make reference to the subject matter of the disagreement in connection with its report.
               (B)  Not applicable;
               (C)  Not applicable;
               (D)  Not applicable; and
               (E)  Not applicable.

     (2) On September 23, 2003, the Registrant engaged Stark Winter Schenkein &
         Co., LLP as its independent accountants.
          (i)  The Registrant did not consult with Stark Winter Schenkein & Co.,
               LLP, its new independent accountants, regarding any matter prior to its engagement; and
          (ii) Not applicable.

     (3) The Registrant has provided to Malone & Bailey, PLLC, its former accountants, a copy of the disclosures contained in this Item 4 and the
         Registrant has requested a letter from Malone & Bailey, PLLC addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

(b)  Not applicable.

Item 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.
(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits
(16.1) Letter from Malone & Bailey, PLLC pursuant to Item 304(a)(3) of
Regulation S-B

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2003

                                     Innovative Designs, Inc.

                                     /s/ Joseph Riccelli
                                         ---------------
                                     By: Joseph Riccelli
                                     Title: Chief Executive Officer